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                                                                   EXHIBIT 10(L)

                               PLEDGE AGREEMENT

        This PLEDGE AGREEMENT (this "Agreement") is dated as of August 14, 1998 by and among LIFESTYLE MEDIA ACQUISITION CORPORATION, a Pennsylvania corporation (the "Pledgor"), and DOUGLAS LAMBERT and JENNY LAMBERT, each an individual (together the "Pledgees").

                                   PREAMBLE

        The Pledgor is the owner of 100 shares of the common stock, par value $.01 per share (the "Shares"), of Lifestyle Media Properties, Inc., a Delaware corporation (the "Corporation"), which Shares constitute all of the outstanding shares of common stock of the Corporation. The Pledgor and the Pledgees have entered into a Stock Purchase Agreement dated August 7, 1998 (the "Purchase Agreement") pursuant to which the Pledgor is acquiring from the Pledgees all the outstanding shares of stock of Lifestyle Media Corporation, a Florida corporation (the "Company"), and the Pledgees have agreed to sell and assign to the Corporation certain trademarks owned by the Pledgees. Pursuant to the Purchase Agreement, the Pledgor is obligated to make certain payments of purchase price in annual installments to the Pledgees as set forth in Section 1.03(c) of the Purchase Agreement in an aggregate amount of $1,674,595 together with interest thereon (the "Obligations"), which Obligations are evidenced by a Term Note dated the date hereof executed by the Pledgor in favor of the Pledgees (the "Note").

        The Pledgor has agreed, in order to secure the Obligations, to execute and deliver this Agreement. Therefore, in consideration of the mutual promises set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows.

                                   AGREEMENT

        1.      Pledge. The Pledgor hereby pledges to the Pledgees, and grants
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to the Pledgees a security interest in, the following (collectively, the
"Pledged Collateral"):

                (i)     the Shares; and

                (ii) all additional shares of stock or other securities of the Corporation from time to time acquired by the Pledgor after the date hereof.

        2.      Secured Obligations. This Agreement secures, and the Pledged
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Collateral is security for, the full and prompt payment and performance when due of the Obligations, including without limitation the prompt payment of all reasonable costs, losses, damages, fees and expenses (including reasonable fees and expenses of counsel incurred in connection with the enforcement of the Pledgee's rights hereunder and under the Purchase Agreement) resulting from the Pledgor's failure to perform its obligations pursuant to this Agreement of
Section 1.03(c) of the Purchase Agreement and all consequential damages resulting therefrom (collectively, the "Secured Obligations").

        3.      Delivery of Pledged Collateral. The Pledgor shall deliver to
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the Pledgees all certificates representing the Pledged Collateral, duly endorsed in blank for transfer. The Pledgees shall

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hold all instruments so delivered to them as security for the payment and performance of the Secured Obligations when due and shall not have the right to sell, assign or otherwise dispose of any of the Pledged Collateral unless an Event of Default (as defined in the Note) occurs and is continuing.

        4.      Voting Rights; Dividends. Until the occurrence of an Event of
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Default and except as otherwise set forth herein, the Pledgor shall have the right to (a) exercise any and all voting and other consensual rights pertaining to the Pledged Collateral for any purpose not inconsistent with this Agreement and (b) receive all dividends paid and other distributions made in respect of the Pledged Collateral.

        5.      Default; Remedies Upon Default. If an Event of Default occurs
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and is continuing, the Pledgees may exercise with respect to the Pledged
Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party under the Uniform Commercial Code (the "Code") in effect in the applicable jurisdiction at that time. Additionally, the Pledgees may (a) retain all dividends, distributions and payments in respect of the Pledged Collateral, and all such dividends, distributions and payments shall be the property of the Pledgees, (b) cause the certificates representing the Pledged Collateral to be registered in their names or in the name of their nominee or other designee and
(c) sell the Pledged Collateral for fair market value and upon reasonable terms. The proceeds from the sale of the Pledged Collateral shall be distributed as follows: (i) first, to the payment of any costs and expenses incurred by the Pledgees in connection with such sale; (ii) second, to the payment of the Secured Obligations; and (iii) third, to the Pledgor or as otherwise required by law.

        6.      Defeasance. This Agreement and the pledge and security interest
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granted in respect of the Pledged Collateral hereunder shall terminate and be of no further force and effect, and all certificates representing the Pledged Collateral and any accompanying stock powers delivered to the Pledgees pursuant to Section 3 shall be returned to the Pledgor upon the timely performance and satisfaction of all of the Secured Obligations.

        7.      Representations, Warranties and Covenants. The Pledgor
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represents and warrants to and agrees with the Pledgees that (a) the Pledgor has the full right and authority to execute and deliver this Agreement and to perform and observe the provisions of this Agreement on its part to be performed, (b) this Agreement is a binding legal obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, (c) the Pledgor shall not permit the Corporation to issue any additional shares of common stock to any person except the Pledgor and (d) the Pledgor shall not transfer or attempt to transfer any of the Pledged Collateral to any person or entity without the prior written consent of the Pledgees.

        8.      Miscellaneous.
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                (a) Counterparts. This Agreement may be executed in any number
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of counterparts, and by each of the parties on separate counterparts, each of which, when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument.

                (b) Governing Law. This Agreement shall be a contract under the
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laws of the State of Florida and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

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                (c) Notices. All notices, consents, requests, demands and other
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communications required or permitted hereunder (i) shall be in writing; (ii)
shall be sent by messenger, certified or registered U.S. mail, a reliable express delivery service or telecopier (with a copy sent by one of the foregoing means), charges prepaid as applicable, to the appropriate address(es) or number(s) set forth below; and (iii) shall be deemed to have been given on the date of receipt by the addressee (or, if the date of receipt is not a business day, on the first business day after the date of receipt), as evidenced by (i) a receipt executed by the addressee (or a responsible person in his or her office or residence) or a notice to the effect that such addressee refused to accept such communication, if sent by messenger, U.S. mail or express delivery service, or (ii) a receipt generated by the sender's telecopier showing that such communication was sent to the appropriate number on a specified date, if sent by telecopier.

        All such communications shall be sent to the addresses or numbers of the Pledgor and the Pledgees, respectively, set forth in the Purchase Agreement or to such other addresses or numbers as any party may inform the others by giving five business day's prior notice.

                (d) Severability. Any provision of this Agreement which is
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prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                (d) Successors and Assigns. This Agreement may not be assigned
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by the Pledgor without the prior written consent of the Pledgees. This Agreement shall be binding upon and shall insure to the benefit of each of the parties and their respective heirs, successors and permitted assigns.

                           [SIGNATURE PAGE FOLLOWS]

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                LIFESTYLE MEDIA ACQUISITION CORPORATION



                                By: /s/ ROBERT L. WHITE
                                   --------------------------------------
                                    President


                                 /s/ DOUGLAS LAMBERT
                                -----------------------------------------
                                Douglas Lambert


                                 /s/ JENNY LAMBERT
                                -----------------------------------------
                                Jenny Lambert

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